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                                                                   Exhibit 23(b)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-4 of our report, dated February 13, 1998, except for Note 18 as to which the date is September 30, 1998, on our audit of the consolidated financial statements of Arizona Bank and Subsidiaries. We also consent to the reference to our firm under the caption "Experts".

                              /s/ PricewaterhouseCoopers LLP


October 7, 1998